UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 6, 2010

Wonder Auto Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-50883	88-0495105
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 16 Yulu Street
Taihe District, Jinzhou City, Liaoning Province
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(86) 416-2661186
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)          On December 6, 2010, Wonder Auto Technology, Inc. (the “Company”) dismissed PKF, Certified Public Accountants, Hong Kong, China, a member firm of PKF International Limited network of legally independent firms (“PKF HK”) as its independent registered public accounting firm. The audit committee (the “Audit Committee”) of the Company’s board of directors approved the Company’s decision to dismiss PKF HK.

The reports of PKF HK on the Company’s financial statements for the fiscal years ended December 31, 2008 and 2009, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2008 and 2009 and through the period from December 31, 2009 through the date of PKF HK’s dismissal, there were no disagreements with PKF HK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PKF HK, would have caused PKF HK to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such period.  None of the “reportable events” described under Item 304(a)(1)(v) of Regulation S-K occurred through the date of this report.

The Company has provided PKF HK with a copy of the foregoing disclosures, and PKF HK has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company herein, attached hereto as Exhibit 16.1.

(b)          On December 6, 2010, the Company engaged PricewaterhouseCoopers Zhong Tian CPAs Limited Company (“PWC Zhong Tian”) as its new independent registered public accounting firm, effective immediately.  The decision to engage PWC Zhong Tian was approved by the Company’s Audit Committee on December 3, 2010. During the fiscal years ended December 31, 2008 and 2009 and through December 6, 2010, the Company did not consult with PWC Zhong Tian regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

(d)         Exhibits.

Exhibit Number	Description of Exhibit
16.1
 Letter, dated December 6, 2010, from PKF, Certified Public Accountants, Hong Kong, China, furnished to Wonder Auto Technology, Inc. and addressed to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc.

Date: December 6, 2010

/s/ Qingjie Zhao
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
16.1
 Letter, dated December 6, 2010, from PKF, Certified Public Accountants, Hong Kong, China, furnished to Wonder Auto Technology, Inc. and addressed to the Securities and Exchange Commission regarding statements included in this Form 8-K.